             GLOBAL HIGH
             INCOME DOLLAR
             FUND INC.

             ANNUAL REPORT
             OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                               December 20, 1995

Dear Shareholder,

The year ended October 31, 1995 marked a turbulent period in the trading of emerging market debt. The Mexican peso devaluation in December 1994 and the liquidity crisis it precipitated dominated the emerging market debt world for the first several months of 1995. Mexico's balance of payments problems seemed to have precipitated more generalized concerns about the continued creditworthiness of many emerging market debt issuers. By April 1995, a degree of recovery occurred, and emerging market debt rebounded from the lows reached during early 1995. Recently, emerging market debt, particularly Brady bonds, has rallied strongly as perceptions about credit stability improve and as interest rates in the major world markets continue to fall.

The Fund's total return for the year ended October 31, 1995 was 13.14% based on the Fund's net asset value, and 13.65% based on the Fund's share price on the New York Stock Exchange. As of October 31, 1995, the Fund's net asset value per share was $13.07, while its share price on the New York Stock Exchange was $11.63. During the fiscal year, the Fund made distributions totalling $1.31 per share.

Immediately after the peso devaluation, the Fund's position in U.S. dollar denominated Mexican corporate debt was reduced, at prices not materially different from where the bonds had traded prior to the devaluation. The impact of the crisis on the Fund's net asset value was mitigated by a significant cash balance the Fund maintained through the early months of the crisis. As yields became more attractive in March and April 1995, the Fund reinvested its cash. During the second half of the Fund's fiscal year, world bond market conditions were generally favorable and the Fund remained close to fully invested, with a wide exposure to emerging market debt. The Fund continues to hold large positions in U.S. dollar denominated Mexican, Brazilian and Polish government bonds, as well as South African Rand bonds.

While most emerging market countries continue to face economic challenges, we remain encouraged by the prospects for improvement in the creditworthiness of many emerging market issuers. Although Mexico faces serious economic problems, many of which are the result of the peso devaluation, there are important differences in Mexico's situation now versus last December. The value of the peso is no longer creating a balance of trade problem--now Mexico runs a strong trade surplus. However, the economy has plunged into a severe recession and credit problems within the domestic economy are growing. Solutions to these problems will take time and strong and creative management. In Brazil, economic reforms continue slowly, but the process has produced tangible results in opening the Brazilian economy to more competition in telecommunications, oil and shipping. The progress of this economic reform will determine whether Brazil's creditworthiness continues to improve. Credit developments in other emerging debt markets continue to produce a mixed picture.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

While not all developments in emerging markets may be positive going forward, the question is whether or not the sector offers sufficient compensation for the risks involved. We believe available yields generally compensate for the risk of maintaining a balanced exposure to emerging market debt.

We value you as a shareholder and a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,

/s/ Stuart Waugh

STUART WAUGH
Vice President and Portfolio Manager,
  Global High Income Dollar Fund Inc.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                       DATES                     RATES                VALUE
---------                                            ------------------------  ------------------------   ------------
LONG-TERM DEBT SECURITIES--92.86%

ARGENTINA--4.89%
US$28,000  Republic of Argentina...................    03/31/05 to 03/31/23        5.000 to 6.813%+       $ 14,526,250
                                                                                                          ------------
BRAZIL--19.39%
US$ 8,318  Banco National de Desenvelvimento
             Economico e Social....................    04/27/98 to 06/23/98        9.375 to 10.375           8,293,625
US$ 7,000  Celulose Nipo-Brasileira, S.A...........          12/21/03                   9.375                6,720,000
US$ 6,000  Companhia Brasileira de Petroleos
             Ipiranga..............................          02/25/02                   8.625                5,790,000
US$42,000  Federative Republic of Brazil Investment
             Bonds.................................          09/15/13                   6.000               21,210,000
US$ 7,000  Metalurgica Gerbau, S.A.................          11/23/01                   10.250               6,623,750
US$17,000  Republic of Brazil......................          04/15/24              4.250 to 6.812+           8,981,250
                                                                                                          ------------
                                                                                                            57,618,625
                                                                                                          ------------
CHILE--1.06%
US$ 3,000  Banco del Estado Chile, S.A.............          08/01/01                   8.390                3,157,500
                                                                                                          ------------
COLUMBIA--2.76%
US$ 3,000  Banco Ganadero, S.A.....................          08/26/99                   9.750                3,037,500
US$ 5,000  Republic of Columbia....................          10/06/99                   8.750                5,150,000
                                                                                                          ------------
                                                                                                             8,187,500
                                                                                                          ------------
HUNGARY--0.84%
US$ 3,000  National Bank of Hungary................          11/01/13                   8.875                2,505,000
                                                                                                          ------------

INDIA--1.01%
US$ 3,000  Reliance Industries Ltd.................          09/27/05                   8.125                3,015,000
                                                                                                          ------------
INDONESIA--4.01%
9,500,000  Bank Pembangunan Indonesia..............          07/17/97                  15.860+               3,472,039
12,000,000 Bank Tambungan Negara...................    01/23/98 to 07/31/98       15.600 to 16.100+          4,889,916
4,000,000  Perusahaan Listrik Negara...............          10/29/00                  16.860+               1,655,658
5,000,000  Polysindo Eka Perkasa...................          05/05/98                  15.920+               1,904,447
                                                                                                          ------------
                                                                                                            11,922,060
                                                                                                          ------------
JAMAICA--1.98%
US$ 6,671  Government of Jamaica Loan
             Participation, Tranche A (JP
             Morgan)(3)............................          10/16/00                   6.750+               5,870,118
                                                                                                          ------------
MEXICO--22.74%
US$ 6,570  Empresas La Moderna, S.A. de C.V........          11/12/97                   10.250               6,307,200
US$ 3,720  Grupo Industrial Durango, S.A. de
             C.V...................................          07/15/01                   12.000               3,301,500
US$21,000  Petroleos Mexicanos.....................          12/01/23                   8.625               14,437,500
GBP 5,000  United Mexican States...................          12/03/98                   12.250               7,874,859
US$44,000  United Mexican States Collateralized
             Notes, Discount Bonds(1)..............          12/31/19              6.766 to 7.188+          29,452,280
US$10,500  United Mexican States Collateralized
             Notes,
             Par Bonds(2)..........................          12/31/19                   6.250                6,168,750
                                                                                                          ------------
                                                                                                            67,542,089
                                                                                                          ------------
MOROCCO--2.50%
US$12,500  Kingdom of Morocco Loan Participation,
             Tranche A (JP Morgan)(3)..............          01/01/09                   6.688+               7,437,500
                                                                                                          ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                       DATES                     RATES                VALUE
---------                                            ------------------------  ------------------------   ------------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
NETHERLANDS--1.56%
US$ 4,500  Indah Kiat International Finance........          06/15/06                  12.500%            $  4,612,500
                                                                                                          ------------
PHILIPPINES--4.30%
US$16,500  Republic of Philippines.................    12/01/09 to 12/01/17        5.750 to 6.875+          12,765,625
                                                                                                          ------------
POLAND--9.08%
US$ 8,000  Republic of Poland, Discount Bond.......          10/27/24                   6.875+               6,120,000
US$ 8,000  Republic of Poland, Par Bond............          10/27/24                   2.750#               3,520,000
US$27,000  Republic of Poland PDI..................          10/27/14                   3.750#              17,347,500
                                                                                                          ------------
                                                                                                            26,987,500
                                                                                                          ------------
SOUTH AFRICA--9.05%
   37,000  Electricity Supply Commission of South
             Africa................................          06/01/08                   11.000               7,971,666
US$ 3,517  Electricity Supply Commission of South
             Africa Second Interim Dollar Agreement
             Loans.................................    12/23/97 to 02/09/00        7.250 to 7.430+           3,419,334
   47,000  Republic of South Africa................          08/31/10                   13.000              11,448,812
   15,000  Umgeni Waterboard.......................          09/30/05                   15.000               4,040,716
                                                                                                          ------------
                                                                                                            26,880,528
                                                                                                          ------------
TRINIDAD & TOBAGO--3.16%
US$ 9,000  Republic of Trinidad and Tobago.........    11/20/97 to 11/03/00        9.750 to 11.500           9,375,000
                                                                                                          ------------
TURKEY--0.99%
US$ 3,000  Republic of Turkey......................          06/15/99                   9.000                2,947,500
                                                                                                          ------------
VENEZUELA--3.54%
US$ 6,000  Bariven Petroleos de Venezuela, S.A.....          03/17/02                   10.625               5,580,000
US$10,000  Republic of Venezuela...................          12/18/07                    6.813+              4,943,700
                                                                                                          ------------

                                                                                                            10,523,700
                                                                                                          ------------

TOTAL LONG-TERM DEBT SECURITIES
(cost--$278,215,315)...............................                                                       275,873,995
                                                                                                          ------------

SHORT-TERM DEBT SECURITIES--2.36%
UNITED STATES--2.36%
    7,000  United States Treasury Bills
             (cost--$6,999,020)....................          11/02/95                   5.197@               6,999,020
                                                                                                          ------------

INDEXED SECURITY--2.24%
THAILAND--2.24%
US$ 7,000  Morgan Guaranty Trust Company Thailand
             Baht Linked CD (cost--$6,778,478).....          02/05/96                 12.600@(4)             6,663,874
                                                                                                          ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                      MATURITY                  INTEREST
 (000)*                                                        DATE                      RATE                VALUE
---------                                            ------------------------  ------------------------   ------------
REPURCHASE AGREEMENT--0.71%
$2,107     Repurchase Agreement dated 10/31/95,
             with Morgan Stanley Inc.,
             collateralized by $1,415,000 U.S.
             Treasury Bonds, 12.000%
             due 08/15/13; proceeds: $2,107,342
             (cost--$2,107,000)....................          11/01/95                   5.850%            $  2,107,000
                                                                                                          ------------
Total Investments (cost--$294,099,813)--98.17%.....                                                        291,643,889
Other assets in excess of liabilities--1.83%.......                                                          5,443,398
                                                                                                          ------------
Net Assets (applicable to 22,736,667 shares;
equivalent to
  $13.07 per share)--100.00%.......................

                                                                                                          $297,087,287
                                                                                                          ------------
                                                                                                          ------------

------------

Note: The Portfolio of Investments is listed by the issuers' country of origin.

   @  Yield to maturity
   *  In local currency unless otherwise indicated
 GBP  British Pounds
   +  Reflects rate at October 31, 1995 on variable rate instruments
   #  Reflects rate at October 31, 1995 on step coupon rate instruments
 PDI  Past Due Interest
 (1) With an additional 67,691,000 recoverable rights attached expiring on 06/30/03 with no market value
 (2) With an additional 10,500,000 recoverable rights attached expiring on 06/30/03 with no market value
 (3) Participation interest was acquired through the financial institution indicated parenthetically.
 (4) The yield is not guaranteed. Only if certain economic conditions exist on the maturity date will the fund receive the yield as stated.

FORWARD FOREIGN CURRENCY CONTRACTS
                                                    CONTRACT TO      IN EXCHANGE            MATURITY             UNREALIZED
                                                      DELIVER            FOR                 DATES              DEPRECIATION
                                                   --------------   -------------     --------------------     --------------
Indonesian Rupiah..............................    18,813,000,000   US$ 8,131,212     11/24/95 to 12/21/95        $ 68,116
South African Rand.............................        49,100,000   US$13,186,290     11/08/95 to 11/27/95         229,225
                                                                                                               --------------
                                                                                                                  $297,341
                                                                                                               --------------
                                                                                                               --------------


TOTAL INVESTMENTS BY TYPE OF ISSUER

                                           PERCENTAGE OF NET ASSETS
                                           -------------------------
                                            LONG-TERM    SHORT-TERM
                                           -----------   -----------
Government and other public issuers.....      58.95   %     2.36    %
Banks...................................       8.53         2.24
Oil/Gas.................................       8.70           --
Utilities--Electric & Water.............       5.75           --
Paper...................................       3.37           --

Steel...................................       2.23           --
Financial...............................       1.55         0.71
Other...................................       3.78           --
                                              -----          ---
                                              92.86   %     5.31    %
                                              -----          ---
                                              -----          ---

                See accompanying notes to financial statements.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$294,099,813)....   $291,643,889
    Interest receivable.........................................      8,767,722
    Receivable for investments sold.............................      2,125,782
    Deferred organizational expenses............................         80,557
    Other assets................................................            588
                                                                   ------------
        Total assets............................................    302,618,538
                                                                   ------------
LIABILITIES:
    Payable for investments purchased...........................      4,672,698
    Payable to investment adviser and administrator.............        319,549
    Net unrealized depreciation of forward foreign currency
     contracts..................................................        297,341
    Accrued expenses and other liabilities......................        241,663
                                                                   ------------
        Total liabilities.......................................      5,531,251
                                                                   ------------
NET ASSETS:
    Capital stock--$0.001 par value; total authorized
     shares--100,000,000; 22,736,667 shares issued and
     outstanding................................................    335,819,052
    Distributions in excess of net investment income............       (379,068)
    Accumulated net realized losses from investment
     transactions...............................................    (35,599,539)
    Net unrealized depreciation of investments, other assets,
     liabilities and forward contracts denominated
      in foreign currencies.....................................     (2,753,158)
                                                                   ------------
        Net assets..............................................   $297,087,287
                                                                   ------------
                                                                   ------------
        Net asset value per share...............................         $13.07
                                                                   ------------
                                                                   ------------

                See accompanying notes to financial statements.

GLOBAL HIGH INCOME DOLLAR FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (net of foreign withholding taxes)..............  $34,603,070
                                                              ----------

EXPENSES:
   Investment advisory and administration...................   3,540,880
   Custody and accounting...................................     350,717
   Reports and notices to shareholders......................      95,801
   Legal and audit..........................................      72,624
   Amortization of organizational expenses..................      27,428
   Transfer agency fees.....................................      24,588
   Directors' fees..........................................       9,500
   Other expenses...........................................      10,249
                                                              ----------
                                                               4,131,787
                                                              ----------
NET INVESTMENT INCOME.......................................  30,471,283
                                                              ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
   Net realized losses from:
      Investment transactions...............................  (15,994,840)
      Foreign currency transactions.........................  (4,621,486)
   Net change in unrealized appreciation/depreciation of:
      Investments...........................................  25,637,170
      Other assets, liabilities and forward contracts
       denominated in
        foreign currencies..................................    (417,075)
                                                              ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT
  ACTIVITIES................................................   4,603,769
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $35,075,052
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       For the Years Ended
                                                           October 31,
                                                    --------------------------
                                                        1995          1994
                                                    ------------  ------------

FROM OPERATIONS:
   Net investment income..........................  $ 30,471,283  $ 32,536,964
   Net realized losses from investment
     transactions.................................   (15,994,840)  (19,604,699)
   Net realized losses from foreign currency
     transactions.................................    (4,621,486)   (2,946,450)
   Net change in unrealized
     appreciation/depreciation of investments.....    25,637,170   (32,089,428)
   Net change in unrealized
     appreciation/depreciation of other assets,
     liabilities and forward contracts denominated
     in foreign currencies........................      (417,075)      158,795
                                                    ------------  ------------
   Net increase (decrease) in net assets resulting
     from operations..............................    35,075,052   (21,944,818)
                                                    ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................   (26,227,183)  (30,340,124)
   Paid-in-capital................................    (3,512,377)   (1,718,576)
                                                    ------------  ------------
                                                     (29,739,560)  (32,058,700)
                                                    ------------  ------------
   Net increase (decrease) in net assets..........     5,335,492   (54,003,518)

NET ASSETS:
   Beginning of year..............................   291,751,795   345,755,313
                                                    ------------  ------------
   End of year....................................  $297,087,287  $291,751,795
                                                    ------------  ------------
                                                    ------------  ------------

                See accompanying notes to financial statements.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Global High Income Dollar Fund Inc. (the 'Fund') was incorporated in Maryland on February 23, 1993 as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated and investment adviser of the fund as the primary market. Securities traded in the over-the-counter ('OTC') market and listed on the National Association of Securities Dealers Automated Quotation System ('NASDAQ') are valued at the last trade price on NASDAQ prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ('NYSE'). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events occurred materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Investment Transactions and Investment Income--Investment transactions are recorded on trade date. Realized gains and losses from sales of investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

          (2) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market value of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or reduce ordinary income for federal income tax purposes.

     Realized gains/losses from investment transactions includes realized foreign exchange gains and losses from the sale of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received or paid. Unrealized gains and losses from translating foreign currency-denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation of other assets, liabilities and forward contracts denominated in foreign currencies.

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ('forward contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as an unrealized gain or loss by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured or the Fund has terminated by entering into offsetting commitments.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     Federal Taxes--The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which each Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund has an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at October 31, 1995, was substantially the same as the cost of securities for financial statement purposes.

     At October 31, 1995, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (from investments having an excess of
  cost over value)..........................................   (17,348,525)
Gross appreciation (from investments having an excess of
  value over cost)..........................................   $14,892,601
                                                               -----------
Net unrealized depreciation of investments..................   $(2,455,924)
                                                               -----------
                                                               -----------

     For the year ended October 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $178,945,731 and $185,153,711, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 22,736,667 shares outstanding at October 31, 1995 Mitchell Hutchins owned 6,727 shares.


FEDERAL TAX STATUS

     To reflect reclassifications arising from permanent 'book/tax' differences for the year ended October 31, 1995, accumulated net realized gain/loss was increased by $4,621,486; undistributed net investment income was decreased by $1,109,109; and capital stock was decreased by $3,512,377.

     At October 31, 1995, the Fund had a capital loss carryforward of $34,742,334 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains, $19,604,699 will expire by October 31, 2002 and $15,137,635 will expire by October 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                NET REALIZED AND                   NET
                                                                   UNREALIZED                   INCREASE
                                                                 GAINS (LOSSES)                (DECREASE)
                                                                FROM INVESTMENTS              IN NET ASSETS
                                      NET INVESTMENT               AND FOREIGN               RESULTING FROM
                                          INCOME              CURRENCY TRANSACTIONS            OPERATIONS
                                    -------------------       ---------------------       ---------------------
                                     TOTAL         PER         TOTAL          PER          TOTAL          PER
QUARTER ENDED                        (000)        SHARE        (000)         SHARE         (000)         SHARE
------------------------------      -------       -----       --------       ------       --------       ------
October 31, 1995..............      $ 7,815       $0.34       $  3,761       $ 0.17       $ 11,576       $ 0.51
July 31, 1995.................        7,898        0.35         18,103         0.80         26,001         1.15
April 30, 1995................        7,200        0.32          3,827         0.17         11,027         0.49
January 31, 1995..............        7,558        0.33        (21,087)       (0.93)       (13,529)       (0.60)
                                    -------       -----       --------       ------       --------       ------
            Totals............      $30,471       $1.34       $  4,604       $ 0.21       $ 35,075       $ 1.55
                                    -------       -----       --------       ------       --------       ------
                                    -------       -----       --------       ------       --------       ------

October 31, 1994..............      $ 8,113       $0.36       $  7,433       $ 0.33       $ 15,546       $ 0.69
July 31, 1994.................        8,400        0.37        (13,095)       (0.58)        (4,695)       (0.21)
April 30, 1994................        8,246        0.36        (55,918)       (2.46)       (47,672)       (2.10)
January 31, 1994..............        7,778        0.34          7,098         0.31         14,876         0.65
                                    -------       -----       --------       ------       --------       ------
            Totals............      $32,537       $1.43       $(54,482)      $(2.40)      $(21,945)      $(0.97)
                                    -------       -----       --------       ------       --------       ------
                                    -------       -----       --------       ------       --------       ------

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of capital stock outstanding throughout each period is presented below:

                                 For the Years Ended
                                     October 31,           For the Period
                                 --------------------     October 8, 1993+
                                   1995        1994      to October 31, 1993
                                 --------    --------    -------------------
Net asset value, beginning of
  period......................   $  12.83    $  15.21         $   15.00
                                 --------    --------        ----------
Net investment income.........       1.34        1.43              0.04
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency transactions.......       0.21       (2.40)             0.17
                                 --------    --------        ----------
Total increase (decrease) from
  investment operations.......       1.55       (0.97)             0.21
                                 --------    --------        ----------
Dividends from net investment
  income......................      (1.16)      (1.34)         --
Distributions of
  paid-in-capital.............      (0.15)      (0.07)         --
                                 --------    --------        ----------
Total dividends and
  distributions...............      (1.31)      (1.41)         --
                                 --------    --------        ----------
Net asset value, end of
  period......................   $  13.07    $  12.83         $   15.21
                                 --------    --------        ----------
                                 --------    --------        ----------
Per share market value, end of
  period......................   $  11.63    $  11.50         $   15.00
                                 --------    --------        ----------
                                 --------    --------        ----------
Total investment return (1)...      13.65%     (14.80)%            0.00%
                                 --------    --------        ----------
                                 --------    --------        ----------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................   $297,087    $291,752         $ 345,755
Expenses to average net
  assets......................       1.46%       1.50%             1.41%*

Net investment income to
  average net assets..........      10.76%      10.40%             4.60%*
Portfolio turnover rate.......         71%         51%                1%

------------------
 * Annualized
 + Commencement of operations
(1) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and other distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the 'Fund') at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

December 20, 1995

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that $1.1547 per share paid during the fiscal year by the Fund was derived from net investment income and is taxable as ordinary income. Additionally, the Fund paid a nontaxable distribution of $0.1533 per share to shareholders during the fiscal year.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1995. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

THE FUND

Global High Income Dollar Fund Inc. (the 'Fund') is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation, to the extent consistent with its primary objective, is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44.6 billion in assets under management as of October 31, 1995.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is 'GHI'. Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal and New York Times and each Saturday in Barron's, as well as in numerous other newspapers.

An annual meeting of shareholders of the Fund was held on February 16, 1995. At the meeting, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, John
R. Torell III and William D. White were elected as directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified, and the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending October 31, 1995 was ratified. The votes were as follows:

                                   SHARES VOTED FOR    SHARES WITHHOLD AUTHORITY
                                   ----------------    -------------------------
Richard W. Armstrong............      20,948,216                571,402
E. Garrett Bewkes, Jr...........      21,000,784                518,834
Richard R. Burt.................      21,002,645                516,974
John R. Torell III..............      20,986,593                533,025
William D. White................      20,949,679                569,939

                                     SHARES       SHARES            SHARES
                                   VOTED FOR   VOTED AGAINST  WITHHOLD AUTHORITY
                                   ----------  -------------  ------------------
Ratification of the selection of
  Price Waterhouse LLP...........  21,139,266       89,825           290,527


Broker non-votes and abstentions are included within the 'Shares Withhold Authority' totals.

GLOBAL HIGH INCOME DOLLAR FUND INC.

--------------------------------------------------------------------------------
General Information--(concluded)
--------------------------------------------------------------------------------

DISTRIBUTION POLICY

Under current policies of the Fund's board of directors, shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by PNC Bank, National Association ('Transfer Agent'), as dividend disbursing agent. Under the Fund's Dividend Reinvestment Plan (the 'Plan'), shareholders not making such election and whose shares are registered in their own names will receive all such distributions in additional Fund shares. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The Transfer Agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

--------------------------------------

BOARD OF DIRECTORS

Richard Q. Armstrong
E. Garrett Bewkes, Jr., Chairman
Richard R. Burt
John R. Torell III
William D. White
--------------------------------------

PRINCIPAL OFFICERS

Margo N. Alexander
President
Victoria E. Schonfeld
Vice President
Stuart Waugh
Vice President
Dianne E. O'Donnell
Vice President and Secretary
Julian F. Sluyters
Vice President and Treasurer
--------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management
Inc.
1285 Avenue of the Americas
New York, New York 10019
--------------------------------------

Notice is hereby given in accordance
with Section 23(c) of the Investment
Company Act of 1940 that from time to
time the Fund may purchase at market
prices shares of its common stock in
the open market.

This report is sent to the
shareholders of the Fund for their
information. It is not a prospectus,
circular or representation intended
for use in the purchase or sale of
shares of the Fund or of any
securities mentioned in the report.

(Copyright)1995 PaineWebber Incorporated

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       Recycled Paper